UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 16, 2010

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.                      Unregistered Sales of Equity Securities

On June 16, 2010, DIRECTV issued a press release announcing that DIRECTV and certain of its subsidiaries and Dr. John C. Malone, Mrs. Leslie A. Malone and two trusts for the benefit of the children of Dr. and Mrs. Malone, individually a Malone and collectively the Malones, had closed the transactions provided for in a Share Exchange Agreement dated April 6, 2010.  The Share Exchange Agreement, among other things, provided for the exchange by the Malones of 21,809,863 shares of Class B common stock, or Class B Stock, of DIRECTV, or the Company, which represents all of the issued and outstanding Class B Stock, for 26,547,624 shares of Class A common stock, or Class A Stock, of the Company.  We refer to this as the Exchange.  For more details regarding the transactions contemplated by the Share Exchange Agreement, refer to the Current Report on Form 8-K filed by DIRECTV with the Securities and Exchange Commission on April 7, 2010 (the “April 7, 2010 Form 8-K”).

Consummation of the Exchange required approval by the Federal Communications Commission, or FCC.  An order granting the necessary approvals was issued by the FCC on June 16, 2010.  Following receipt of the order, DIRECTV and the Malones consummated the Exchange as follows:

Dr. Malone exchanged 20,760,648 shares of Class B Stock for 25,270,490 shares of Class A Stock;
Mrs. Malone exchanged 681,999 shares of Class B Stock for 830,149 shares of Class A Stock;
The Evan Trust exchanged 211,899 shares of Class B Stock for 257,929 shares of Class A Stock; and
The Tracy Trust exchanged 155,317 shares of Class B Stock for 189,056 shares of Class A Stock.

The effective exchange ratio used in the Exchange was 1.21723 shares of Class A Stock for each share of Class B Stock exchanged.  Cash was paid in lieu of fractional shares.  The Class A Stock issued in the Exchange was issued pursuant to an exemption from registration pursuant to Section 3(a)(9) of the U.S. Securities Act of 1933 as amended.

The Share Exchange Agreement also provides that commencing at the closing of the transactions contemplated therein, or the Closing, and continuing until the earlier of (a) the time at which DIRECTV ceases to be an FCC licensee and (b) such time as Dr. Malone ceases to have an “attributable interest,” as such term is defined in FCC regulations, in any multi-channel video programming distributor that operates a multi-channel video programming distribution system in the United States, including its territories and possessions, no Malone will take any action, with certain limited exceptions, that would cause Dr. Malone to have an attributable interest in DIRECTV, including a prohibition on Dr. Malone and certain other persons from acquiring beneficial ownership of 5% or more of the Class A Stock.

Certain limited registration rights are granted by the Share Exchange Agreement if, after the Closing, a Malone requests such registration in connection with certain permitted dispositions by the Malones.  Also, upon Closing, the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, as amended, by and among DIRECTV, Liberty Entertainment, Inc., The DIRECTV Group, Inc. and each of the Malones was terminated and the Standstill Agreement dated as of November 19, 2009, by and among DIRECTV and each of the Malones was also terminated.

The foregoing description of the Share Exchange Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement which is filed as Exhibit 10.1 to the April 7, 2010 Form 8-K and is incorporated herein by reference.  Capitalized terms not otherwise defined herein shall have the meaning provided in the Share Exchange Agreement.

ITEM 5.02.                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Directors

In conjunction with the closing under the Share Exchange Agreement, the Board of Directors accepted the resignations of Mr. Malone as chairman and director and of Paul A. Gould and Gregory B. Maffei as directors.

Election of Directors

The Board also elected a new director whose term commenced on June 17, 2010.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board elected Samuel A. DiPiazza, Jr., age 59, to serve as a Class III director whose term will expire on the date of the 2011 annual meeting of the stockholders of the Company.  Mr. DiPiazza served as Global Chief Executive Officer of PricewaterhouseCoopers International Limited (PwC) from 2002 to 2009. He began his career with PwC in 1973 and was named partner in 1979, serving as a leading tax partner. From 1979 to 2002, Mr. DiPiazza held various regional leadership roles within PwC's domestic practice, eventually serving as Chairman and senior partner of its U.S. operations and as a member of the global leadership team. Mr. DiPiazza serves as a trustee of the International Accounting Standards Committee Foundation, is past-chair of the Geneva-based World Business Council on Sustainable Development, serves on the USA Foundation Board of the World Economic Forum, and is a member of the executive committee and the immediate past chairman of the board of trustees of The Conference Board, Inc. He is also the past global chairman of Junior Achievement Worldwide and serves as a member of the executive council of the Inner-City Scholarship Fund in New York City. Mr. DiPiazza received a Bachelor of Science in Accounting from the University of Alabama and a Master's of Science in Tax Accounting from the University of Houston.  He has also served as a director of Apollo Group, Inc. since 2009.

Mr. DiPiazza was identified for election to the Board through a search process implemented in May 2010 to fill the anticipated vacancies in DIRECTV’s board.  The executive search firm, Heidrick & Stuggles International, Inc., has been retained by the Board to assist and the effort continues to identify potential candidates to fill the remaining vacancies.

ITEM 8.01                      Other Events

Election of Chairman

The Board elected Michael D. White as Chairman of the Board of Directors effective upon the resignation of Mr. Malone.  Mr. White will continue to serve as President and Chief Executive Officer of the Company.

A copy of the press release regarding these matters dated June 16, 2010, is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

 (d) Exhibits

99.1	Press release, dated June 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: June 18, 2010	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release, dated June 16, 2010